UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 13, 2026

AirJoule Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34361 Innovation Drive
Ronan, Montana	59864
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 942-3083

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AIRJ	Nasdaq Capital Market
Warrants to purchase Class A Common Stock	AIRJW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The information set forth under Item 8.01 of this Current Report on Form 8-K under the header “Cash, Cash Equivalents and Restricted Cash” is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure

On January 13, 2026, AirJoule Technologies Corporation (the “Company”) issued a press release announcing that, subject to market conditions, it intends to conduct an underwritten public offering (the “Offering”) of shares of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”), pursuant to a registration statement on Form S-3 (File No. 333-291527) filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 14, 2025, and declared effective by the Commission on November 21, 2025. A copy of the press release announcing the Offering is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 2.02, Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01 Other Events

On January 13, 2026, the Company provided certain updates to potential investors, the relevant excepts of which are set forth below.

Partnership with Red Dot Ranch

In December 2025, we announced a new collaboration with Red Dot Ranch Foundation (“Red Dot Ranch”), which focuses on bringing cutting-edge off-grid water solutions to rural communities in coastal California. Under this new commercial arrangement, we will deploy an AirJoule system to Red Dot Ranch’s location to enable Red Dot Ranch to evaluate the AirJoule system’s performance in producing clean water directly from moisture in the atmosphere. Pending successful evaluation and testing beginning in early 2026, we expect to expand such partnership and sell additional AirJoule systems over the coming years.

Capital Contribution to AirJoule JV

On January 5, 2026, we contributed an additional $5.0 million in capital contributions to the joint venture with GE Vernova.

Cash, Cash Equivalents and Restricted Cash

As of December 31, 2025, we had approximately $21.8 million in cash, cash equivalents and restricted cash.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated January 13, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRJOULE TECHNOLOGIES CORPORATION

Date: January 13, 2026
	By:	/s/ Stephen S. Pang
	Name:	Stephen S. Pang
	Title:	Chief Financial Officer

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